PROMISSORY NOTE

US $138,698.00                                                 Due on Demand

  FOR VALUE RECEIVED the undersigned promises to pay on demand to or to the order of ATLANTIC CENTRAL ENTERPRISES LIMITED ("ACE"), 41 Cedar Avenue, Hamilton, HM12, Bermuda the principal amount of ONE HUNDRED AND THIRTY EIGHT THOUSAND SIX HUNDRED AND NINETY EIGHT DOLLARS ($138,698) in lawful money of the United States of America, and to pay interest at the rate of Ten percent (10%) per annum calculated annually not in advance, both before and after default, demand and judgment, on the principal amount and overdue interest, if any, from time to time remaining unpaid, such interest to accrue from and including the date hereof and to be payable annually commencing on the 1st day of October, 1998. Payments shall be applied firstly in payment of unpaid accrued interest and the balance if any in reduction of principal.

  The covenant to pay interest shall not merge on the taking of a judgment or judgments with respect to any of the obligations herein stipulated for.

  This note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the internal laws of the country of Bermuda applicable to contracts made and to be performed entirely within such jurisdiction without regard to the principles of conflict of law. Any action, suit or proceeding in connection with this note may be brought against ACE in a court of record of Bermuda, ACE hereby consenting and submitting to the non-exclusive jurisdiction thereof. Service of process may be made upon ACE, by certified or registered mail, at the address first set forth above, or at such other address as may be given in writing by ACE in the future.

  The Borrower hereby waives demand and presentment for payment, notice of non-payment, protest, notice of protest, notice of dishonor, bringing of suit and diligence in taking any action.

  DATED at       this     day of     , 1997.


                          FIRST AMERICAN-AMO, INC.

                          Per:  /s/ Jeffrey D. Dickson    c/s
                                ------------------------------
                                Jeffrey Dickson, President